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                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 17
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

       This Amendment No. 17 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust") amends, effective January 30, 2015, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Tax-Free Intermediate Fund to Invesco Limited Term Municipal Income Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 3, 2014.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                           CLASSES OF EACH PORTFOLIO
 ---------                                           -------------------------
 Invesco Tax-Exempt Cash Fund                         Class A Shares
                                                      Class Y Shares
                                                      Investor Class Shares

 Invesco Limited Term Municipal Income Fund           Class A Shares
                                                      Class A2 Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class Y Shares

 Invesco High Yield Municipal Fund                    Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class Y Shares

 Invesco Intermediate Term Municipal Income Fund      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

 Invesco Municipal Income Fund                        Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares
                                                      Investor Class Shares

 Invesco New York Tax Free Income Fund                Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares"